THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND RULE 506 PROMULGATED THEREUNDER.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER AUTHORITY HAS PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED TO THE INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY, AND THE RISKS, MERITS AND TERMS OF THIS OFFERING IN MAKING AN INVESTMENT DECISION.


                       COMMON STOCK PURCHASE WARRANT


                               CANEUM, INC.
                          (A NEVADA CORPORATION)

                         Dated: February 23, 2005

CERTIFICATE NUMBER: 1                                       50,000 WARRANTS

     THIS CERTIFIES THAT Eric Chess Bronk (hereinafter called the "Holder") will in the future during the period hereinafter specified, upon fulfillment of the conditions and subject to the terms hereinafter set forth, be entitled to purchase from Caneum, Inc., a Nevada corporation (the "Company"), 50,000 shares (the "Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), at an exercise price of $0.75 per Share (the "Exercise Price"), on the basis of one share for each warrant (the "Warrant") indicated on the face hereof.

     Commencing immediately and ending on October 28, 2008, unless extended by the Company in its sole discretion ("Expiration Date"), the Holder shall have the right to purchase the Shares hereunder at the Exercise Price. After the Expiration Date, the Holder shall have no right to purchase any Shares hereunder and this Warrant shall expire thereon effective at 5:00 p.m., Pacific Time.

     By acceptance of this Warrant Certificate, the Holder agrees to the following terms and conditions:

     1.   Method of Exercise.

          a. This Warrant may be exercised by delivery of this Warrant Certificate and the duly completed and executed form of election to purchase attached hereto setting forth the number of Warrants to be exercised, together with either:

               i. A certified check or bank check payable to the order of, or bank wire transfer to, the Company in the amount of the full Exercise Price of the Common Stock being purchased;

               ii. Shares of Common Stock of the Company already owned by the Holder equal to the exercise price with the Common Stock valued at its fair market value based on the average closing price of the stock on the ten trading days immediately preceding the exercise of the warrants;

               iii. Warrants or other rights to purchase Common
     Stock valued at the amount by which the closing bid quotations (as determined in accordance with subparagraph (ii) above) of the Common Stock subject to warrants or other rights exceeds the exercise or purchase price provided on such warrants or rights; or

               iv. Cancellation of debt owed by the Company to the Holder, including debt incurred for professional services rendered, employment relationships, or otherwise, upon presentation of an invoice for services provided to the Company.

          b. Upon receipt of this Warrant Certificate with the exercise form duly executed, together with payment in full of the aggregate Exercise Price of the shares of Common Stock to be purchased, the Company shall make deliver of certificates evidencing the total number of shares of Common Stock issuable upon such exercise, in such names and denominations as are required for delivery to, or in accordance with the instructions of the Holder. Such Common Stock certificates shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a holder of record of such shares of Common Stock, as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price, whichever shall last occur; provided, that if the books of the Company with respect to the transfer of Common Stock are then closed, such shares shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a record holder of such shares, as of the date on which such transfer books of the company shall next be open (whether before, on, or after the expiration of these Warrants). If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of Warrants are closed for any reason, the Company shall not be required to make deliver of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

          c. Subject to subsection 1(b), if less than all the Warrants evidenced by this Warrant Certificate are exercised upon a single occasion, a new Warrant Certificate for the balance of the Warrants not so exercised shall be issued and delivered to, or in accordance with transfer instructions properly given by, the Holder, until the expiration of the applicable Warrant Exercise Period.

          d. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

     2. Expiration of Warrant. At the Expiration Date, each Warrant will, respectively, expire and become void and of no value.

     3.   Registration Rights.  The Company hereby grants to the
Holder the following registration rights pertaining to the shares underlying the warrants (the "Shares"):

          a. Whenever the Company shall propose to file a registration statement under the Securities Act on a form which permits the inclusion of the Shares for resale (the "Registration Statement"), including a registration on Form S-8, if applicable, it will give written notice to the Holder at least thirty (30) calendar days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file the Registration Statement and the intended method of distribution in connection therewith, and advising the Holder of his right to have any or all of the Shares then held by him included among the securities to be covered by such registration statement (the "Piggy-Back Rights"). The Holder shall have the right to include the Shares in one or more Registration Statements until all of the Shares have been sold, or until all of the Shares are eligible for sale under Rule 144 promulgated by the SEC, whichever shall first occur.

          b. Subject to Section (d) and Section (e) of this Paragraph 3, in the event that the Holder has and shall elect to utilize the Piggy-Back Rights, the Company shall include in the Registration Statement the number of the Shares identified by the Holder in a written request (the "Piggy-Back Request") given to the Company not later than ten (10) Business Days prior to the proposed filing date of the Registration Statement. The Shares identified in the Piggy-Back Request shall be included in the Registration Statement on the same terms and conditions as the other shares of Common Stock included in the Registration Statement.

          c. Notwithstanding anything in this Agreement to the contrary, the Holder shall not have Piggy-Back Rights with respect to
(i) a registration statement on Form S-4 or any successor forms thereto, (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company, (iii) a registration statement filed in connection with an offering by the Company of securities convertible into or exchangeable for Common Stock, and
(iv) a registration statement filed in connection with private placement of securities of the Company (whether for cash or in connection with an acquisition by the Company or one of its subsidiaries).

          d. If the lead managing underwriter selected by the Company for an underwritten offering for which Piggy-Back Rights are requested determines that marketing or other factors require a limitation on the number of shares of Common Stock to be offered and sold in such offering, then (i) such underwriter shall provide written notice thereof to each of the Company and the Holder, and (ii) there shall be included in the offering, first, all shares of Common Stock proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriter as aforesaid) and, second, only that number of Shares requested to be included in the Registration Statement by the Holder that such lead managing underwriter reasonably and in good faith believes will not substantially interfere with (including, without limitation, adversely affect the pricing of) the offering of all the shares of Common Stock that the Company desires to sell for its own account.

          e. Nothing contained in this Paragraph 3 shall create any liability on the part of the Company to the Holder if the Company for any reason should decide not to file a Registration Statement for which Piggy-Back Rights are available or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that the Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

          f. As a condition to providing Piggy-Back Rights, the Company may require the Holder to furnish to the Company in writing such information regarding the proposed distribution by the Holder as the Company may from time to time reasonably request.

          g. Except as set forth below, the Company shall bear all expenses of the Registration Statement. The Holder will be individually responsible for payment of his own legal fees (if he holder retains legal counsel separate from that of the Company), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder.

     4. Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance or transfer of the Warrants, or the issuance, transfer or delivery of any shares of Common Stock upon the exercise of the Warrants.

     5. Mutilated or Missing Warrant Certificates. If this Warrant Certificate is mutilated, lost, stolen, or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), and upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft, or destruction, issue a substitute Warrant Certificate. Applicants for substitute Warrant Certificates shall comply with any reasonable regulations (and pay any reasonable charges) prescribed by the Company.

     6. Reservation of Shares. For the purpose of enabling the Company to satisfy its obligation to issue Common Stock upon the exercise the Warrants represented by this Warrant Certificate, the Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, the full number of shares which may be issued upon the exercise of these Warrants; such shares of Common Stock shall upon issuance be fully paid, nonassessable, and free from all taxes, liens, charges, and security interests with respect to the issuance thereof.

     7. Adjustments. If, prior to the exercise of these Warrants, the Company shall have effected one or more stock split-ups, stock dividends or other increases or reductions of the number of shares of its Common Stock outstanding without receiving reasonable compensation therefor in money, services, or property, the number of shares of Common Stock subject to the Warrants shall, (i) if a net increase shall have been effected in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and, (ii) if a net reduction shall have been effected in the number of outstanding shares of Common Stock, be proportionately reduced and the cash consideration payable per share be proportionately increased.

     8.   Notice to Holders.

          a. Upon any adjustment as described in Paragraph 7 hereof, the Company shall, within twenty (20) days thereafter, cause written notice setting forth the details of such adjustment, the method of calculation, and the facts upon which such calculation is based, to be given to the Holder as of the record date applicable thereto.

          b. If the Company proposes to enter into any reorganization, reclassification, sale of all or substantially all of its assets, consolidation, merger, dissolution, liquidation, or winding up, the Company shall give notice of such fact at least thirty
(30) days prior to such action to the Holder, which notice shall set forth such facts and indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares or other securities and property deliverable upon exercise of the Warrants. Failure of the Company to give notice shall not invalidate any corporate action taken by the Company.

     9. No Fractional Warrants or Shares. The Company shall not be required to issue fractions of Warrants upon the reissue of Warrants, any adjustments as described in Paragraph 7 hereof, or otherwise; but the Company in lieu of issuing any such fractional interest, shall round up or down to the nearest full Warrant. If the total Warrants surrendered for exercise would result in the issuance of a fractional share of Common Stock, the Company shall not be required to issue a fractional share but rather the aggregate number of shares issuable shall be rounded up or down to the nearest full share.

     10. Rights of Holder. The Holder, as such, shall not have any rights of a shareholder of the company, either at law or equity, and the rights of the Holder, as such, are limited to those rights expressly provided in this Warrant Certificate. The Company may treat the Holder in respect of any Warrant Certificate as the absolute owner thereof for all purposes notwithstanding any notice to the contrary.

     11. Transfer and Assignment. This Warrant Certificate, and the rights of the Holder hereunder, shall not be transferable and assignable, in whole or in part, without the prior written consent of the Company, which consent shall not be unreasonably withheld. Any permitted transfer or assignment shall be effected by the Holder
(i) completing and executing a form of assignment furnished by the Company and (ii) surrendering this Warrant Certificate with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the principal executive office of the Company; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant Certificate or Certificates of like tenor with appropriate legends restricting transfer under the Securities Act of 1933, as amended (the "Act") and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder.
Prior to due presentment for transfer or assignment hereof, the Company may treat the Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     12. Compliance with Securities Laws. This Warrant may not be exercised or sold, transferred, assigned, or otherwise disposed of at any time by the Holder unless the transaction is registered under the Act or, in the opinion of the Company (which may in its discretion require the Holder to furnish it with an opinion of counsel in form and substance satisfactory to it), such exercise, sale, transfer, assignment, or other disposition does not require registration under the Act and a valid exemption is available under applicable federal and state securities laws.

     IN WITNESS WHEREOF, Caneum, Inc. has caused this Warrant to be signed by its duly authorized officer.

                                   Caneum, Inc.


                                   By /s/ Douglas L.  Wadkins
                                      Douglas L. Wadkins, Chairman
                                      Compensation Committee

                               PURCHASE FORM

               (To be signed only upon exercise of Warrant)

     The undersigned, the Holder of the foregoing Warrant Certificate, hereby irrevocably elects to exercise the purchase rights represented by such Warrants for, and to purchase thereunder, Shares of the Common Stock of Caneum, Inc., and herewith makes payment of $ _____________ therefore, or tenders other consideration as provided above, and requests that the share certificates be issued in the name(s) of, and delivered to the following name and address:

     Name:     ____________________
     Address:  ____________________
               ____________________
               ____________________
               ____________________

Dated:  ____________________, 200_____




                                        ______________________________
                                        Signature